UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  June 26, 2008

WPCS INTERNATIONAL INCORPORATED
 (Exact name of registrant as specified in charter)

Delaware	0-26277	98-0204758
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 903-0400

Copies to:
Marc J. Ross, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                   Other Events

On June 30, 2008, WPCS International Incorporated (the "Company"), acquired all of the assets of Lincoln Wind LLC, a Nebraska limited liability company ("Lincoln Wind"). The purchase price was  $400,000.  The assets of Lincoln Wind were acquired pursuant to an Asset Purchase Agreement among Max Engineering LLC, a wholly-owned subsidiary of the Company (“Max Engineering”), Lincoln Wind and Matthew Cumberworth, dated as of June 26, 2008. In connection with the acquisition, Max Engineering entered into an Assignment and Assumption of Lease Agreement with Lincoln Wood to assume Lincoln Wood’s lease.  Max Engineering entered into an employment agreement with Matthew Cumberworth for a period of two years.

Lincoln Wind is an engineering company focused on the implementation of meteorological towers that measure the wind capacity of geographic areas prior to the construction of a wind farm. The tower has an anemometer connected to a data collection device that transmits via wireless to a central monitoring station that measures wind performance. The tower is powered by solar energy. Lincoln Wind has established a strong customer base that includes British Petroleum, Clipper Wind, Infinity Wind Power and Global Energy Concepts.

A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01                     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Asset Purchase Agreement, dated as of June 26, 2008 by and among Max Engineering LLC, Lincoln Wind LLC and Matthew Cumberworth
10.2	Assignment and Lease Assumption Agreement, dated as of June 26, 2008 by between among Max Engineering LLC, Lincoln Wind LLC
10.3	Employment Agreement, dated as of June 26, 2008 by and between Max Engineering LLC and Matthew Cumberworth
10.4	Escrow Agreement, dated as of June 26, 2008 by between among Max Engineering LLC, Lincoln Wind LLC
10.5	Escrow Agreement, dated as of June 26, 2008 by between among Max Engineering LLC, Lincoln Wind LLC
99.1	Press Release, dated June 30, 2008, issued by WPCS International Incorporated

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Dated: July 1, 2008	By:	/s/ JOSEPH HEATER
Name: Joseph Heater
Title: Chief Financial Officer

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